UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2008

VIASPACE Inc.
 (Exact name of registrant as specified in its charter)

Nevada	333-110680	76-0742386
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

171 North Altadena Drive, Suite 101, Pasadena, California	91107
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 626-768-3360

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 21, 2008, the Company and its wholly-owned subsidiary, VIASPACE Green Energy Inc., a British Virgin Islands international business company (“VGE”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Sung Hsien Chang, an individual (“Chang”), and China Gate Technology Co., Ltd., a Brunei Darussalam company (“Licensor”). Under the Purchase Agreement, VGE would acquire 100% of Inter-Pacific Arts Corp., a British Virgin Islands international business company (“IPA BVI”), and the entire equity interest of Guangzhou Inter-Pacific Arts Corp., a Chinese wholly owned foreign enterprise registered in Guangdong province (“IPA China”) from Chang, the sole shareholder of IPA BVI and IPA China. In exchange, the Registrant agreed to pay approximately $16 million in a combination of cash, and newly-issued shares of Registrant and VGE stock. In addition, the Registrant issued shares of its common stock to Licensor for Licensor’s license of certain fast growing grass technology to IPA China.

IPA BVI and IPA China specialize in the manufacturing of high quality, copyrighted, framed artwork sold in U.S. retail chain stores. IPA China also has a license to grow and sell a new fast-growing hybrid grass to be used for production of biofuels and as feed for livestock.

A Current Report on Form 8-K was filed on October 27, 2008 disclosing the acquisition.

Pursuant to Item 9.01(a)(4) and (b)(2), financial statements of the business acquired and related pro forma financial information are being filed by this amendment.

Item 9.01

(a) Financial Statements of Business Acquired

The audited combined financial statements of Inter-Pacific Arts Corp. and Affiliate as of December 31, 2007 and for the years ended December 31, 2007 and 2006, along with the notes to the audited financial statements and the report of independent auditors are included as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The unaudited combined financial statements of Inter-Pacific Arts Corp. and Affiliate as of September 30, 2008 and for the nine months ended September 30, 2008 and 2007 and the notes to the unaudited financial statements are included as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma consolidated balance sheet as of September 30, 2008, the unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2008 and for the fiscal year ended December 31, 2007, and the notes to the unaudited pro forma consolidated financial statements are included as Exhibit 99.3 of this Current Report on Form 8-K/A and incorporated herein by reference.

(c) Shell Company Transactions. Not applicable.

(d) Exhibits

Exhibit
Number	Description
10.1	Securities Purchase Agreement dated October 21, 2008 by and among the Registrant, VIASPACE Green Energy Inc., Sung Chang and China Gate Technology Co. Ltd. (1)
10.2	Shareholders Agreement dated October 21, 2008 by and among the Registrant, VIASPACE Green Energy Inc., and Sung Chang (1)
10.3	Employment Agreement dated October 21, 2008 by and among VIASPACE Green Energy Inc. and Sung Chang (1)
10.4	Employment Agreement dated October 21, 2008 by and among VIASPACE Green Energy Inc. and Carl Kukkonen (1)
10.5	Employment Agreement dated October 21, 2008 by and among VIASPACE Green Energy Inc. and Carl Kukkonen (1)
10.6	Employment Agreement dated October 21, 2008 by and among VIASPACE Green Energy Inc. and Maclean Wang (1)
99.1	Audited Financial Statements of Inter-Pacific Arts Corp. and Affiliate as of December 31, 2007 and for the years ended December 31, 2007 and 2006, and the Notes to the Audited Financial Statements and the Report of Independent Auditors *
99.2	Unaudited Financial Statements of Inter-Pacific Arts Corp. and Affiliate as of September 30, 2008 and for the nine months ended September 30, 2008 and 2007, and the Notes to the Unaudited Financial Statements *
99.3	Unaudited Pro Forma Consolidated Financial Statements as of September 30, 2008 and for the nine months ended September 30, 2008 and for the fiscal year ended December 31, 2007, and the Notes to the Unaudited Pro Forma Consolidated Financial Statements *

*	Filed herewith.

(1)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K filed with the SEC on October 27, 2008, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASPACE Inc.

January 7, 2009	By:	/s/ Stephen J. Muzi

Name: Stephen J. Muzi
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Securities Purchase Agreement dated October 21, 2008 by and among the Registrant, VIASPACE Green Energy Inc., Sung Chang and China Gate Technology Co. Ltd. (1)
10.2	Shareholders Agreement dated October 21, 2008 by and among the Registrant, VIASPACE Green Energy Inc., and Sung Chang (1)
10.3	Employment Agreement dated October 21, 2008 by and among VIASPACE Green Energy Inc. and Sung Chang (1)
10.4	Employment Agreement dated October 21, 2008 by and among VIASPACE Green Energy Inc. and Carl Kukkonen (1)
10.5	Employment Agreement dated October 21, 2008 by and among VIASPACE Green Energy Inc. and Carl Kukkonen (1)
10.6	Employment Agreement dated October 21, 2008 by and among VIASPACE Green Energy Inc. and Maclean Wang (1)
99.1	Audited Financial Statements of Inter-Pacific Arts Corp. and Affiliate as of December 31, 2007 and for the years ended December 31, 2007 and 2006, and the Notes to the Audited Financial Statements and the Report of Independent Auditors *
99.2	Unaudited Financial Statements of Inter-Pacific Arts Corp. and Affiliate as of September 30, 2008 and for the nine months ended September 30, 2008 and 2007, and the Notes to the Unaudited Financial Statements *
99.3	Unaudited Pro Forma Consolidated Financial Statements as of September 30, 2008 and for the nine months ended September 30, 2008 and for the fiscal year ended December 31, 2007, and the Notes to the Unaudited Pro Forma Consolidated Financial Statements *

*	Filed herewith.

(1)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K filed with the SEC on October 27, 2008, and incorporated herein by reference.